SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 1998
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                       BROOKDALE LIVING COMMUNITIES, INC.

             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-22253                 36-4103821
-------------------------------         -------           ----------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)

77 West Wacker Drive, Suite 4400, Chicago, Illinois                60601
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    (Address of principal executive offices)                     (Zip Code)


 Registrant's telephone number, including area code: (312) 977-3700.


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) The following table describes the ratio of earnings to combined fixed charges of Brookdale Living Communities, Inc. (the "Company") and its consolidated subsidiaries for the periods indicated.



            The Predecessor Properties (a)                                               The Company
------------------------------------------------------           ------------------------------------------------------
   Year Ended December 31,            January 1, 1997             May 7, 1997          May 7, 1997          Six Months
-------------------------------             to                         to                  to                 Ended
1993     1994     1995    1996          May 6, 1997              June 30, 1997      December 31, 1997     June 30, 1998
----     ----     ----    ----         --------------            --------------     -----------------     -------------
--(b)    --(b)    --(b)   1.44             --(b)                     --(b)               --(b)                 1.33

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(a)      As used  herein,  the  "Predecessor  Properties"  refers to the  former senior independent and assisted living division of The Prime Group, Inc., which division was the predecessor in interest to the Company.

(b) The Predecessor Properties' historical earnings were insufficient to cover fixed charges by approximately $2.1 million, $3.4 million, $1.4 million and $0.3 million for the years ended December 31, 1993, 1994 and 1995, and the period from January 1, 1997 to May 6, 1997, respectively. The Company's historical earnings were insufficient to cover fixed charges by approximately $0.2 million for the period from May 7, 1997 to June 30, 1997 and by $0.2 million for the period from May 7, 1997 to December 31, 1997.

         For purposes of calculating the ratio of earnings to fixed charges, "earnings" include income before income taxes, extraordinary items and the cumulative effects of changes in accounting principles and combined fixed charges. "Combined fixed charges" consist of interest on all indebtedness and that portion of rental expense that management believes to be representative of interest.

         (b)  Exhibits:

         Exhibit
           No.       Description
         -------     -----------

          12 Computation of Ratio of Earnings to Combined Fixed Charges for the Six Months Ended June 30, 1998.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BROOKDALE LIVING COMMUNITIES, INC.
                                             Registrant



Dated:  November 19, 1998                     By:  /s/  Robert J. Rudnik
                                                   ---------------------
                                                   Robert J. Rudnik
                                                   Executive Vice President/
                                                   General Counsel